                                                                    Exhibit 10.2

________________________________________________________________________________
LOAN NO.    LOAN NAME    ACCOUNT NO.  NOTE DATE  RATE  NOTE AMOUNT  MATURITY
     INITIALS
9010814   FACILITY HOLDINGS    11/01/00   PRIME+.25  $780,000.00  06/30/01  Is
                                          8.5%+.25
__________________________________ (For Bank Purposes only-AC) _________________
                                         PROMISSORY NOTE
                                       (Business Purpose)
                               To Evidence a Renewal of a Loan from

THE BUSINESS BANK
________________________________________________________________________________

1. CONFESSION OF JUDGMENT. In addition to Bank's remedies as contained in the paragraph entitled REMEDIES ON DEFAULT, Borrower authorizes and appoints SHARON A. STAKES OR LAURENCE T. BAKER, attorney(s) in fact to appear in the office of CLERK OF THE CIRCUIT COURT OF FAIRFAX CO, Virginia, to waive issuance and service of process, and confess judgment against Borrower, jointly or severally, in favor of Bank, for any sum unpaid and due on this Loan, accrued interest and accrued charges, together with collection costs including reasonable attorneys' fees.

     IMPORTANT NOTICE: THIS INSTRUMENT CONTAINS A CONFESSION OF JUDGMENT PROVISION WHICH CONSTITUTES A WAIVER OF IMPORTANT RIGHTS YOU MAY HAVE AS A DEBTOR AND ALLOWS THE CREDITOR TO OBTAIN A JUDGMENT AGAINST YOU WITHOUT ANY FURTHER NOTICE.

2. DATE AND PARTIES. The date of this Promissory Note (Note) is November 1, 2000. This Note evidences a loan which includes all extensions, renewals, modifications and substitutions (Loan). The parties to this Note and Loan are:

               BORROWER:
                    FACILITY HOLDINGS, INC.
                    a Virginia corporation
                    1817 Abbotsford Road
                    Vienna, VA 23182
                    Tax I.D. # 52-2086179

               BANK:
                    THE BUSINESS BANK
                    a VIRGINIA  banking corporation
                    8399 LEESBURG PIKE
                    VIENNA, VIRGINIA 22182
                    Tax I.D. # 54-1143403
                    Branch No.01

3. BACKGROUND. Borrower executed a promissory note payable to the order of Bank dated December 10, 1999, (Note) evidencing a loan (Loan) which Note is further described as Note number 9010814 in the principal amount of $550,000.00. Borrower has requested that this Note be renewed.

4. PROMISE TO PAY. For value received, Borrower promises to pay to Bank's order at its office at the above address, or such other place as Bank may designate, the sum of $780,000.00 (Principal) plus interest from November 1, 2000, on the unpaid principal balance at an annual rate equal to .25 percentage point above the Special Prime Rate (which rate is hereafter defined) until this Note matures or the obligation is accelerated. The Special Prime Rate is defined as the Prime Rate as Published in the Wall Street Journal, and is quoted by the Wall Street Journal, as adjusted and announced or' published from time to time. The Special Prime Rate, plus .25 percentage points, may also be referred to hereafter as the "Contract Rate".

     The Contract Rate is the sum of the Special Prime Rate (8.5%) plus .25 percentage point. The effective Contract Rate today is 8.75%. The Special Prime Rate today is not necessarily the lowest rate at which Bank lends its funds. The Special Prime Rate is only an index rate from which interest rates actually charged to customers may be measured. The use of the Special Prime Rate is for convenience only and does not constitute a commitment by Bank to lend money at a preferred rate of interest. The Special Prime Rate is a benchmark for pricing certain types of loans. Depending on the circumstances, such as the amount and term of the loan, the creditworthiness of the borrower or any guarantor, the presence and nature of collateral and other relationships between a borrower and Bank, loans may be priced at, above or below the Special Prime Rate.

     All adjustments to the Contract Rate will be made on each day that the Special Prime Rate changes. Any increase to the Special Prime Rate may be carried over to a subsequent adjustment date without resulting in a waiver or forfeiture of such adjustment, provided an adjustment to the Contract Rate is made within one year from the date of such increase. Any change in the Contract Rate will take the form of different payment amounts. After maturity or acceleration, the unpaid balance shall bear interest at the rate specified in the paragraph in this Note entitled "DEFAULT RATE OF INTEREST" until paid in full. If or when no principal amount is outstanding, any excess interest shall be refunded to Borrower according to the actuarial method. Interest shall be computed on the basis of the actual calendar year and the actual number of days elapsed.

     Accrued Interest Is due and payable In 6 monthly payments on the 1st day of each month, beginning December 1, 2000, or the day following If the payment day Is a holiday or is a non-business day for Bank. Unless paid prior to maturity. the last scheduled payment plus all unpaid principal. accrued Interest. costs and expenses are due and payable on June 30, 2001, which Is the date of maturity. If the Contract Rate changes, any remaining payments may be a different amount All amounts shall be paid in legal U.S. currency. Any payment made with a check will constitute payment only when collected.

5. EFFECT OF PREPAYMENT. Borrower may prepay this Loan in full. However, no partial prepayment shall excuse or defer Borrower's subsequent payments or entitle Borrower to a release of any collateral. Interest will cease to accrue on the amounts prepaid on the day actually credited by Bank.

6. RIGHT TO PREPAY. Borrower may prepay in full or in part the unpaid balance of the Loan at any time without penalty.
________________________________________________________________________________
Promissory Note-Business   (c)1984, Bankers Systems, Inc. St. Cloud, MN
VA-34-041700-2.94-1                                        Initials_____________
FACILITY HOLDINGS        11/01/00
** READ ANY PAGE WHICH FOLLOWS FOR ANY REMAINING PROVISIONS.**            Page 1

7. LATE CHARGE. If any installment payment is not paid within 10 days after the date of its scheduled due date, you agree to pay us a rate charge of 5% of the late payment. In no event shall more than one late charge be assessed as to anyone installment.

8. EVENTS OF DEFAULT. Borrower or any co-signer, endorser, surety or guarantor shall be in default upon the occurrence of any of the following events, circumstances or conditions (Events of Default):

       A. Failure by any party obligated on this Note or any other obligations Borrower has with Bank to make payment when due; or
       B. A default or breach by Borrower or any co-signer, endorser, surety, or guarantor under any of the terms of this Note, any construction loan agreement or other loan agreement, any security agreement, mortgage, deed to secure debt, deed of trust, trust deed, or any other document or instrument evidencing, guarantying, securing or otherwise relating to this Note or any other obligations Borrower has with Bank; or
       C. The making or furnishing of any verbal or written representation, statement or warranty to Bank which is or becomes false or incorrect in any material respect by or on behalf of Borrower, or any co-signer, endorser, surety or guarantor of this Note or any other obligations Borrower has with Bank; or
       D. Failure to obtain or maintain the insurance coverages required by Bank, or insurance as is customary and proper for any collateral (as herein defined); or
       E. The death, dissolution or insolvency of, the appointment of a receiver by or on behalf of, the assignment for the benefit of creditors by or on behalf of, the voluntary or involuntary termination of existence by, or the commencement of any proceeding under any present or future federal or state insolvency, bankruptcy, reorganization, composition or debtor relief law by or against Borrower, or any co-signer, endorser, surety or guarantor of this Note or any other obligations Borrower has with Bank; or
       F. A good faith belief by Bank at any time that Bank is insecure with respect to Borrower, or any co-signer, endorser, surety or guarantor, that the prospect of any payment is impaired or that any collateral (as herein defined) is impaired; or
       G. Failure to pay or provide proof of payment of any tax, assessment, rent, insurance premium, escrow or escrow deficiency on or before its due date; or
       H. A material adverse change in Borrower's or any co-signer's, endorser's, surety's or guarantor's business, including ownership, management, and financial conditions, which in Bank's opinion, impairs any collateral or repayment of the Obligations; or
       I. A transfer of a substantial part of Borrower's or any co-signer's, endorser's, surety's or guarantor's money or property.

9. DEFAULT RATE OF INTEREST. If there is a default in this Note, the rate of interest, at Bank's option, shall immediately be increased by 2 percentage points (floating with the prime rate) whether or not Bank accelerates the maturity, and interest shall accrue thereafter at the resulting rate until all obligations under this Note are paid in full. Unless Bank has accelerated the maturity, Bank shall, within 10 days following the effective date of such interest rate increase, notify Borrower of the fact that the interest rate has been increased pursuant to this provision.

10. REMEDIES ON DEFAULT. On or after the occurrence of an Event of Default, at the option of Bank, all or any part of the Principal and accrued interest on this Note, the Loan and all other obligations which Borrower owes Bank shall become immediately due and payable without notice or demand. Bank may exercise all rights and remedies provided by law, equity, this Note, any mortgage, deed of trust or similar instrument and any other security, loan, guaranty or surety agreements pertaining to this Note and all other obligations of Borrower to Bank. Bank is entitled to all rights and remedies provided at law or equity whether or not expressly stated in this Note. By choosing any remedy, Bank does not waive its right to an immediate use of any other remedy if the event of default continues or occurs again. In addition to the remedies provided by law upon default, Bank also has the right of set-off against this Note, including but without limiting the generality, all money owed by Bank to Borrower, whether or not due.

11. SET-OFF. Borrower agrees that Bank may exercise Bank's right of set-off to pay any or all of the outstanding Principal and accrued interest, costs and expenses, attorneys' fees, and advances due and owing on this Note against any obligation Bank may have, now or hereafter, to pay money, securities or other property to Borrower. This includes, without limitation:

       A. any deposit account balance, securities account balance or certificate of deposit balance Borrower has with Bank whether general, special, time, savings or checking;
       B. any money owing to Borrower on an item presented to Bank or in Bank's possession for collection or exchange; and
       C. any repurchase agreement or any other non-deposit obligation or credit in Borrower's favor.

     If any such money, securities or other property is also owned by some other person who has not agreed to pay this Note (such as another depositor on a joint account) Bank's right of set-off will extend to the amount which could be withdrawn or paid directly to Borrower on Borrower's request, endorsement or instruction alone. in addition, where Borrower may obtain payment from Bank only with the endorsement or consent of someone who has not agreed to pay this Note, Bank's right of set-off will extend to Borrower's interest in the obligation. Bank's right of set-off will not apply to an account or other obligation if it clearly appears that Borrower's rights in the obligation are solely as a fiduciary for another, or to an account, which by its nature and' applicable law (for example an IRA or other tax-deferred retirement account), must be exempt from the claims of creditors. Borrower hereby appoints Bank as Borrower's attorney-In-fact and authorizes Bank to redeem or obtain payment on any certificate of deposit in which Borrower has an interest in order to exercise Bank's right of set-off. Such authorization applies to any certificate of deposit even if not matured. Borrower further authorizes Bank to withhold any early withdrawal penalty without liability in the event such penalty is applicable as a result of Bank's set-off against a certificate of deposit prior to its maturity.

     Bank's right of set-off may be exercised:
       A. without prior demand or notice;
       B. without regard to the existence or value of any Collateral securing this Note; and
       C. without regard to the number or creditworthiness of any other persons who have agreed to pay this Note.

     Bank will not be liable for dishonor of a check or other request for payment where there are insufficient funds in the account (or other obligation) to pay such request because of Bank's exercise of Bank's right of set-off. Borrower agrees to indemnify and hold Bank harmless from any person's claims and the costs and expenses, including without limitation, attorneys' fees, incurred as a result of such claims or arising as the result of Bank's exercise of Bank's right of set-off.

12. COLLECTION EXPENSES. On or after an Event of Default, Bank may recover from Borrower and all guarantors or any of them, all fees and expenses in collecting, enforcing and protecting liabilities and reasonable expenses in realizing on any security incurred by Bank, plus expenses of collecting and enforcing this Note. Such fees and expenses shall include, but are not limited to, filing fees, publication expenses, deposition fees, stenographer fees, witness fees and any other court costs. Any such fees and expenses shall be added to the Principal of this Note and shall accrue interest at the same rate as provided for in this Note.

13. ATTORNEYS' FEES. In the event of default, Borrower agrees to pay reasonable attorneys' fees incurred by Bank. Whenever a provision is made in this Note for the payment of attorneys' fees, such fees shall be payable whether the legal services are rendered by a salaried employee of Bank or by independent counsel and shall include such fees as are incurred in connection with any pretrial proceeding, trial or appeal of the action. Any such reasonable attorneys' fees shall be added to the principal amount of the Obligations, shall accrue interest at the same rate as the Obligations and shall be secured by this Note.



________________________________________________________________________________
Promissory Note-Business   (c)1984, Bankers Systems, Inc. St. Cloud, MN
VA-34-041700-2.94-1                                        Initials_____________
FACILITY HOLDINGS        11/01/00
** READ ANY PAGE WHICH FOLLOWS FOR ANY REMAINING PROVISIONS.**            Page 2

14. NO DUTY BY BANK. Bank is under no duty to preserve or protect any Collateral until Bank is in actual, or constructive, possession of the Collateral. For purposes of this paragraph, Bank shall only be considered to be in "actual" possession of the Collateral when Bank has physical, immediate and exclusive control over the Collateral and has affirmatively accepted such control. Bank shall only be considered to be in "constructive" possession of the Collateral when Bank has both the power and the intent to exercise control over the Collateral.

15. WAIVER AND CONSENT BY BORROWER AND OTHER SIGNERS. Regarding this Note, to the extent not prohibited by law, Borrower and any other signers:
       A. waive redemption and reinstatement, notice of default, appraisement, protest, presentment for payment, demand, notice of intent to accelerate and notice of dishonor.
       B. consent to any renewals and extensions for payment on this Note, regardless of the number of such renewals or extensions.
       C. consent to Bank's release of any borrower, endorser, guarantor, surety, accommodation maker or any other co-signer.
       D. consent to the release, substitution or impairment of any co(lateral.
       E. consent that Borrower is authorized to modify the terms of this Note or any instrument securing, guarantying or relating to this Note.
       F. consent to Bank's right of set-off as well as any right of set-off of any bank participating in the Loan.
       G. consent to any and all sales, repurchases and participations of this Note to any person in any amounts and waive notice of such sales, repurchases or participations of this Note.

16. SECURITY. This Note is secured by the following type(s) (or items) of property (Collateral):
                       Real Estate

     The real property portion of the Collateral includes the following described property (Property) situated in the City of ALEXANDRIA, Virginia:

       See Exhibit "A" -(Legal Description) attached hereto and made a part hereof.

       The Property may be commonly referred to as 301 S. Washington Street, Alexandria, VA 22314

     The term "Collateral" further includes, but is not limited to, the following property, whether now owned or hereafter acquired, and whether or not held by a bailee for the benefit of the Owner or owners, all: accessions, accessories, additions, fittings, future collateral, increases, insurance benefits and proceeds, parts, products, profits, renewals, rents, replacements, special tools and substitutions, together with all books and records pertaining to the Collateral and access to the equipment containing such books and records including computer stored information and all software relating thereto, plus all cash and non-cash proceeds and all proceeds of proceeds arising from the type(s) (items) of property listed above.

     This Note is secured by the following described real estate documents: Deed of Trust dated June 30, 1999, made by Facility Holdings, Inc., recorded on July 12, 1999 in the Clerk's Office of Alexandria in Deed Book 1709 at Page 0859 as Instrument #16174; and Assignment of Leases and Rents dated June 30, 1999, made by Facility Holdings, Inc., recorded on July 12, 1999 in the Clerk's Office of Alexandria in Deed Book 1709 at Page 0873 as Instrument #16175; Modification Agreement dated December 10, 1999, made by Facility Holdings, Inc., recorded in the Land Records of Alexandria on December 28, 1999 as Instrument #990028904 to increase the Loan amount to $550,000.00; and Modification Agreement dated November l' 2000, made by Facility Holdings, Inc., to increase the Loan amount to $780,000.00 and extend the maturity date.

17. PAYMENTS APPLIED. All payments, including but not limited to regular payments or prepayments, received by Bank shall be applied first to costs, then to accrued interest and the balance, if any, to Principal except as otherwise required by law.

18. LOAN PURPOSE. Borrower represents and warrants that the proceeds of this Note shall only be used for business purposes. 19. JOINT AND SEVERAL. Borrower or any other signers shall be jointly and severally liable under this Note.

20. FINANCIAL STATEMENTS. Until this Note is paid in full, Borrower shall furnish Bank upon Bank's request and in the event of no request, at least annually a current financial statement which is certified by Borrower and Borrower's accountant to be true, complete and accurate.

21.  GENERAL PROVISIONS.
       A. TIME IS OF THE ESSENCE. Time is of the essence in Borrower's performance of all duties and obligations imposed by this Note.
       B. NO WAIVER BY BANK. Bank's course of dealing, or Bank's forbearance from, or delay in, the exercise of any of Bank's rights, remedies, privileges or right to insist upon Borrower's strict performance of any provisions contained in this Note, or other loan documents, shall not be construed as a waiver by Bank, unless any such waiver is in writing and is signed by Bank.
       C. AMENDMENT. The provisions contained in this Note may not be amended, except through a written amendment which is signed by Borrower and Bank.
       D. INTEGRATION CLAUSE. This written Note and all documents executed concurrently herewith, represent the entire understanding between the parties as to the Obligations and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties.
       E. FURTHER ASSURANCES. Borrower agrees, upon request of Bank and within the time Bank specifies, to provide any information, and to execute, acknowledge, deliver and record or file such further instruments or documents as may be required by Bank to secure this Note or confirm any lien.
       F. GOVERNING LAW. This Note shall be governed by the laws of the Commonwealth of VIRGINIA, provided that such laws are not otherwise preempted by federal laws and regulations.
       G. FORUM AND VENUE. In the event of litigation pertaining to this Note, the exclusive forum, venue and place of jurisdiction shall be in the Commonwealth of VIRGINIA, unless otherwise designated in writing by Bank or otherwise required by law.
       H. SUCCESSORS. This Note shall inure to the benefit of and bind the heirs, personal representatives, successors and assigns of the parties; provided however, that Borrower may not assign, transfer or delegate any of the rights or obligations under this Note.
       I. NUMBER AND GENDER. Whenever used, the singular shall include the plural, the plural the singular, and the use of any gender shall be applicable to all genders.
       J. DEFINITIONS. The terms used in this Note, if not defined herein, shall have their meanings as defined in the other documents executed contemporaneously, or in conjunction, with this Note.
       K. PARAGRAPH HEADINGS. The headings at the beginning of any paragraph, or any subparagraph, In this Note are for convenience only and shall not be dispositive in interpreting or construing this Note.


________________________________________________________________________________
Promissory Note-Business   (c)1984, Bankers Systems, Inc. St. Cloud, MN
VA-34-041700-2.94-1                                        Initials_____________
FACILITY HOLDINGS        11/01/00
** READ ANY PAGE WHICH FOLLOWS FOR ANY REMAINING PROVISIONS.**            Page 3

       L. IF HELD UNENFORCEABLE. If any provision of this Note shall be held unenforceable or void, then such provision to the extent not otherwise limited by law shall be severable from the remaining provisions and shall in no way affect the enforceability of the remaining provisions nor the validity of this Note.
       M. CHANGE IN APPLICATION. Borrower will notify Bank in writing prior to any change in Borrower's name, address, or other application information.
       N. NOTICE. All notices under this Note must be in writing. Any notice given by Bank to Borrower hereunder will be effective upon personal delivery or 24 hours after mailing by first class United States mail, postage prepaid, addressed to Borrower at the address indicated below Borrower's name on page one of this Note. Any notice given by Borrower to Bank hereunder will be effective upon receipt by Bank at the address indicated below Bank's name on page one of this Note. Such addresses may be changed by written notice to the other party.
       0. HOLDER. The term "Bank" shall include any transferee and assignee of Bank or other holder of this Note.
       P. BORROWER DEFINED. The term "Borrower" includes each and every person signing this Note as a Borrower and any co-signers.

22. RECEIPT OF COPY. By signing below, Borrower acknowledges that Borrower has read and received a copy of this Note.


       BORROWER:

          FACILITY HOLDINGS, INC.
            a Virginia corporation
                  [Corporate Seal.]


            By:/s/ Steven K. Colliatie
               STEVEN K. COLLIATIE, PRESIDENT

       (*Corporate seal may be affixed, but failure to affix shall not affect validity or reliance.)


       BANK:

          THE BUSINESS BANK
             a VIRGINIA banking corporation
                           [Corporate Seal]

             By:/s/ Susan M. Banks
                 SUSAN M. BANKS, VICE PRESIDENT

       (*Corporate seal may be affixed, but failure to affix shall not affect validity or reliance.)



THIS IS THE LAST PAGE OF A 4 PAGE DOCUMENT. EXHIBITS AND/OR ADDENDA MAY FOLLOW.



________________________________________________________________________________
Promissory Note-Business   (c)1984, Bankers Systems, Inc. St. Cloud, MN
VA-34-041700-2.94-1                                        Initials_____________
FACILITY HOLDINGS        11/01/00
** READ ANY PAGE WHICH FOLLOWS FOR ANY REMAINING PROVISIONS.**            Page 4